                           SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
               (Name of Registrant as Specified In Its Charter)

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
   [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(j)(2).
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                         1285 Avenue of the Americas
                           New York, New York 10019

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                              JANUARY 17, 1996

   TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Wednesday, February 21, 1996, at 10:00 a.m., for the purposes of considering and voting upon:

       1. The election of directors (Proposal 1).

       2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1996 (Proposal 2).

       3. Any other business that may properly come before the meeting.

   The close of business on December 29, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                     BY ORDER OF THE BOARD OF DIRECTORS,

                               Michael Gabriel
                                  Secretary

IMPORTANT: TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 REGISTRATION


CORPORATE ACCOUNTS                          VALID SIGNATURE
-------------------                          ---------------
(1)      ABC Corp. ......................... ABC Corp.
(2)      ABC Corp. ......................... John Doe, Treasurer
(3)      ABC Corp. ......................... John Doe
          c/o John Doe, Treasurer
(4)      ABC Corp. Profit Sharing Plan  .... John Doe, Trustee


TRUST ACCOUNTS
--------------
(1)      ABC Trust ......................... Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee .............. Jane B. Doe
          u/t/d 12/28/78


CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1)      John B. Smith, Cust. .............. John B. Smith
          f/b/o John B. Smith, Jr. UGMA
(2)      John B. Smith ..................... John B. Smith, Jr., Executor

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                               PROXY STATEMENT

   This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Wednesday, February 21, 1996 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 17, 1996. The Fund's annual report containing financial statements for the fiscal period ended October 31, 1995 may be obtained without charge by contacting the Fund's Transfer Agent, Boston Financial Data Systems, P.O. Box 8209, Boston, Massachusetts 02266-8209, toll free telephone number 800 426-5523. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on December 29, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 2,807,169 shares of Common Stock outstanding.

   In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of at least a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

   Foreign & Colonial Emerging Markets Limited ("FCEM"), whose principal business address is Exchange House, Primrose Street, London, England EC2A 2NY, is the Fund's investment adviser. Mitchell Hutchins Asset Management Inc., whose principal business address is 1285 Avenue of the Americas, New York, New York 10019, is the Fund's administrator.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

   The Fund's charter provides that, beginning with this initial Annual Meeting, the Fund's Board of Directors shall be divided into three classes:
Class I, Class II and Class III. The initial terms of office of the classes elected at this Annual Meeting shall expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1997; Class II, 1998; Class III, 1999. At each subsequent annual election, directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund and have served as directors of the Fund since commencement of investment operations on November 4, 1994. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. The following table provides information concerning each nominee for election as a director:


NOMINEES AND PRINCIPAL                                                     COMMON STOCK BENEFICIALLY
OCCUPATIONS DURING THE                                  DIRECTOR          OWNED, DIRECTLY OR INDIRECTLY,
PAST FIVE YEARS                                          SINCE      AGE      ON DECEMBER 1, 1995 (A)
-------------------------------------------------------------------------------------------------------
CLASS I NOMINEES TO SERVE
UNTIL THE 1997 ANNUAL
MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------------------------------
Albert Francke, III,                                      1994      51                  --
Member of Audit Committee
 Partner, Curtis, Mallet-Prevost, Colt & Mosle
 (law firm) (1962-present)
-------------------------------------------------------------------------------------------------------
Walter M. Noel, Jr.,                                      1994      65                  --
Member of Audit Committee
 Principal, Walter Noel Associates (investment
 management consultant) (1983-present);
 Principal, Fairfield Greenwich Group (investment
 fund manager) (1983-present); General Partner,  Fred
 Kolber & Company (broker/dealer)  (1992-present)
----------------------------------------------------  ----------  -----  ------------------------------
CLASS II NOMINEES TO SERVE
UNTIL THE 1998 ANNUAL
MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------------------------------
Audley W. Twiston Davies*,                                1994      45                  --
Chairman of the Board and President
 Managing Director, Foreign & Colonial Emerging  Markets
 Limited (1987-present)
-------------------------------------------------------------------------------------------------------
David C. Patterson,                                       1994      47                  --
Member of Audit Committee
 Managing Director, Kaplan, Choate & Co.  (investment
 manager) (1989-present)
-------------------------------------------------------------------------------------------------------
CLASS III NOMINEES TO SERVE
UNTIL THE 1999 ANNUAL
MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------------------------------
Bassam Aburdene,                                          1994      47                  --
Member of Audit Committee
 Corporate Finance Director, Capital Trust Ltd.
 (investment manager and consultant) (1985-present);
 Corporate Finance Director, C.T. Capital Trust N.V.
 (investment manager and consultant) (1985-present)
-------------------------------------------------------------------------------------------------------
Fred Arthur Rank Packard*,                                1994      46                6,300
Chairman, Foreign & Colonial Emerging Markets  Limited
 (1993-present); London Representative,  Garantia Banking
 Ltd. (1985-present); Chairman,  Antessa Investment
 Management Ltd. (1990-1992)
-------------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of affiliation with FCEM, the Fund's investment adviser.

(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

   At December 1, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at the same date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,190,107 shares, equal to 78.0% of the outstanding shares of the Fund and International Finance Corporation held of record 500,000 shares, equal to 17.8% of the outstanding shares of the Fund.

   Mr. Packard, the Chairman of FCEM, has an indirect ownership interest in FCEM through his partial ownership of Garantia Banking, which is a shareholder of FCEM, and Mr. Twiston Davies, a Managing Director of FCEM, owns ten percent of the outstanding shares of FCEM. No other Director has been a shareholder of FCEM in the past five years.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the annual meeting of stockholders, to hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified. In addition to Mr. Twiston Davies, the present executive officers of the Fund, each of whom have served since commencement of investment operations, are:

         NAME AND PRINCIPAL                                              COMMON STOCK BENEFICIALLY
       OCCUPATIONS DURING THE                                          OWNED, DIRECTLY OR INDIRECTLY,
           PAST FIVE YEARS                     OFFICE            AGE      ON DECEMBER 1, 1995 (A)
----------------------------------------------------------------------------------------------------
Arnab Banerji,                       Executive Vice President    39                  --
 Chief Investment Officer, Foreign
 & Colonial Emerging Markets
 Limited (1993-present); Head of
 Emerging Markets, Citibank
 Global Asset Management
 (1991-1993); Chief of Staff,
 Citibank Global Asset
 Management (1990-1991)
----------------------------------------------------------------------------------------------------
Scott Delman,                        Vice President              36                 900
 Fund Manager, Foreign &
 Colonial Emerging Markets
 Limited (1994-present); Head of
 Emerging Markets Investment
 Banking, Bank of America
 (1992-1994); Assistant Director,
 Company Assistance Limited
 (1991-1992); Business
 Development Officer -- Corporate
 Finance, Prudential Securities
 Incorporated (1987-1991)
----------------------------------------------------------------------------------------------------
Michael Gabriel,                     Treasurer and Secretary     51                  --
 Chief Financial Officer, Foreign &
 Colonial Emerging Markets  Limited
(1989-Present)
----------------------------------------------------------------------------------------------------

(A) The holdings of no executive officer represented more than 1% of the outstanding shares of the Fund. Each executive officer has sole voting and investment power with respect to the listed shares.

   Dr. Banerji and Messrs. Delman and Gabriel are also directors of FCEM.

   The Fund's Audit Committee is composed of Messrs. Aburdene, Francke, Noel and Patterson. The principal functions of the Audit Committee are to recommend to the Board of Directors the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee did not meet during the period ended October 31, 1995 but met on December 12, 1995. The Fund has no nominating or compensation committees.

   During the fiscal period ended October 31, 1995, the Board of Directors met three times. Each director attended at least 75% of the meetings of the Board for which he was eligible.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the annual meeting of stockholders information regarding compensation paid to directors by the Fund as well as by any other U.S. registered investment company advised by FCEM. The following table provides information concerning the compensation paid by the Fund during the fiscal period ended October 31, 1995 to each nominee for election as a director of the Fund. None of the nominees serve as directors of any other U.S. registered investment company advised by FCEM. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1995 by the Fund to Messrs. Twiston Davies and Packard, who, as employees of FCEM, are interested persons under the 1940 Act (although they are, along with the other directors of the Fund, reimbursed for travel and out-of-pocket expenses incurred in connection with their attendance at meetings of the Fund's Board of Directors).

  NAME OF NOMINEE     COMPENSATION FROM FUND
-------------------  ----------------------
Bassam Aburdene               $5,850
Albert Francke, III           $5,850
Walter M. Noel, Jr.           $5,850
David C. Patterson            $5,850

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who beneficially own more than ten percent of the Fund's Common Stock, FCEM, and affiliated persons of FCEM under the 1940 Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended October 31, 1995.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                                PROPOSAL NO. 2
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountant to the Fund for the year ending October 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at October 31, 1995 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be present at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

   Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                                OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                  PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next annual meeting of stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 19, 1996.

                        EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of FCEM or its respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Shareholder Communications Corp. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500, plus disbursements.

January 17, 1996

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019
             ANNUAL MEETING OF STOCKHOLDERS -- February 21, 1996
         This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Audley W. Twiston Davies, Fred Arthur Rank Packard and Michael Gabriel, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held at 425 Lexington Avenue, New York, New York on Wednesday, February 21, 1996, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 17, 1996 and upon all other matters properly coming before said meeting.

   Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

         (CONTINUED AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2.

1. Election of Directors

FOR all nominees  [ ]
listed below

WITHHOLD AUTHORITY  [ ]
to vote for all nominees

EXCEPTIONS  [ ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name).

Class I to serve until 1997 Annual Meeting: Albert Francke, III, Walter M. Noel, Jr.

Class II to serve until 1998 Annual Meeting: Audley W. Twiston Davies, David
C. Patterson

Class III to serve until 1999 Annual Meeting: Bassam Aburdene, Fred Arthur Rank Packard

2. Ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1996
   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. Any other business that may properly come before the meeting.

Change of Address and/or Comments Mark Here  [ ]

                                       Note: Please sign exactly as your name
                                       appears on this Proxy. If joint owners,
                                       EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                        Date_____________________________, 1996
                                        _______________________________________
                                        _______________________________________
                                         Signature(s), Title(s), if applicable

                                        VOTES MUST BE INDICATED (X) IN BLACK
                                        OR BLUE INK.

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.